SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: February 27, 2003
                       ----------------------------------
                        (Date of earliest event reported)

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2003-1)
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               (Exact name of registrant as specified in charter)

    Delaware                          333-31964                 52-2207681
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(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
     of organization)                                       Identification No.)

300 St. Paul Place, Baltimore, Maryland               21202
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(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (410) 332-3607


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(Former name, former address and former fiscal year, if changed since last report.)


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Item 5.       Other Events.
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                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                 REMIC Pass-Through Certificates, Series 2003-1
                 ----------------------------------------------

         Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft with respect to certain tax matters relating to the Issuer's Registration Statement on Form S-3 Registration No. 333-31964, including their consent.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIFINANCIAL MORTGAGE SECURITIES INC.
                                    (Registrant)


                                    By:  /s/ Michael J. Tarpley
                                       -------------------------
                                             Michael J. Tarpley
                                             Assistant Secretary


Dated: February 27, 2003




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EXHIBIT INDEX



Exhibit No.                                                     Page No.
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    8           Opinion of Cadwalader, Wickersham & Tuft            5






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                                February 26, 2003




CitiFinancial Mortgage Securities Inc.
300 St. Paul Place
Baltimore, Maryland 21202

Ladies and Gentlemen:

                  We have acted as your special tax counsel in connection with the registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on March 8, 2000, pursuant to the Securities Act of 1933, as amended (the "Act"). The Registration Statement covers REMIC Pass-Through Certificates ("Certificates") to be sold by CitiFinancial Mortgage Securities Inc. (the "Company") in one or more series (each, a "Series") of Certificates. Each Series of Certificates will be issued under a separate pooling and servicing agreement (each, a "Pooling and Servicing Agreement") between the Company and a trustee to be identified in the Prospectus Supplement for such Series of Certificates. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Registration Statement.

                  In rendering the opinion set forth below, we have examined and relied upon the following: (i) the Registration Statement and the Prospectus (consisting of a core prospectus (the "Core Prospectus"), as supplemented by a form of prospectus supplement (the "Prospectus Supplement" and, together with the Core Prospectus, the "Prospectus"), each substantially in the form filed with the Commission, (ii) the form of the Pooling and Servicing Agreement substantially in the form filed with the Commission and (iii) such other documents, records and instruments as we have deemed necessary for the purposes of this opinion.

                  As counsel to the Company, we have advised the Company with respect to certain federal income tax aspects of the proposed issuance of the Certificates. Such advice has formed the basis for the description of material federal income tax consequences for holders of the Certificates that appears under the heading "Taxation of certificate holders" and "Taxation of the Trust" in the Core Prospectus and "Federal income tax consequences" in the Prospectus Supplement. Such descriptions do not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Certificates, but, with respect to those federal income tax consequences that are discussed, in our opinion, the descriptions are accurate in all material respects.

                  This opinion is based on the facts and circumstances set forth in the Prospectus and in the other documents reviewed by us. Our opinion as to the matters set forth herein could


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 change with respect to a particular Series of
Certificates as a result of changes in facts or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Registration Statement contemplates Series of Certificates with numerous different characteristics, the particular characteristics of each Series of Certificates must be considered in determining the applicability of this opinion to a particular Series of Certificates. The opinion contained in each Prospectus prepared pursuant to the Registration Statement is, accordingly, deemed to be incorporated herein.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. We also consent to the references to this firm under the caption "Legal Opinions" in the Prospectus forming a part of the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required to be filed with the Registration Statement under the provisions of the Act.

                  No opinion has been sought and none has been given concerning the tax treatment of the issuance and sale of the Certificates under the laws of any state.

                                        Very truly yours,

                                        Cadwalader, Wickersham & Taft




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